Exhibit 99.2

Q2 2013 Earnings Highlights August 1st, 2013

Participants Rolla Huff Chairman & Chief Executive Officer Louis Alterman Senior Vice President Finance Brad Ferguson Chief Financial Officer

New Bookings Charts are MRR only and exclude non-recurring/usage based revenues Higher sales bookings continued into the second quarter Rounding down to $3.4M (Q1 rounded up) $93 million of total contract value sold, up from $84M in Q1 IT Services bookings up over 45% sequentially Growth product take rate continues to improve Progress is ahead of our expectations – and we are still in the early stages of penetrating new markets We expect the mix of sales to continue to improve as we leverage our next generation cloud platform 40% 46% 50% 50% 65% New Bookings - $ MRR Business Bookings Mix 59%

Sales Productivity



Retail Sales Productivity
Per Rep / Month
$4.5k
$4.0k
$3.5k
$3.0k
$2.5k
$2.0k
$1.5k
$1.0k
$0.5k
$-
$2.2k
$2.3k
$2.1k
$2.1k
$3.2k*
$4.3k
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Total Sales Productivity
Per Rep / Month
$5.0k
$4.5k
$4.0k
$3.5k
$3.0k
$2.5k
$2.0k
$1.5k
$1.0k
$0.5k
$-
$2.3k
$2.5k
$2.4k
$2.3k
$4.1k*
$4.5k
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13

Retail productivity 32% from Q1

- Averaged $4.3k in monthly rep productivity in Q2'13
- 21 fewer average employees in Q2'13 than we had last quarter, but ending headcount up by 7

Total productivity (including Wholesale) up considerably

- Averaged $4.5k in total business monthly rep productivity
- Up over 10% from Q1
- Up ~85% over 2012 levels
- SEM drove $2.3M in new annualized revenue, up from $1.1M in Q1

3

EarthLink

Charts are MRR only and exclude non-recurring/usage based revenues

*Q1 '13 Retail restated from $3.1k due to change in average rep count; Q1 '13 Total restated from $3.9k

Capabilities and Talent We have invested in a national cloud platform in dense markets where customers have high propensity to buy IT services We completed our roll out of 5 next generation data centers in Chicago, Dallas, Rochester, San Jose and Miami. In the second quarter our IT services bookings were at record levels, and up 45% over the prior sequential quarter. Year to date we have booked $1.9 million of new annualized revenue on the new cloud stacks. ~85% of our fiber expansion is complete as of 6/30 We have a few projects remaining that will be complete in the second half of the year. Sold $1.4 million of new annualized revenue on the new fiber routes in Q2. Year to date we have sold $5.3 million We continue to hire sales people in markets around the data centers and in other tier 1 markets We have brought on approximately 150 new sales reps this year who will focus on selling IT Services & Growth products Accustomed to carrying higher quotas and bring quality business relationships

(1) Monthly average revenue churn excluding write-downs and write-ups for Total Business including Retail, Wholesale, IT Services and Web Hosting (2) Monthly average churn; reflects 2012 true-up of cable subscribers Churn Business churn ticked up 30 basis points in Q2 Partially driven by pricing actions which we expected would cause churn, yet had more than an offsetting revenue benefit We continue to have groups of low end customers coming out of contract For these customers (which is not where our new sales are focused), competition remains fierce Quarterly results can be lumpy and churn may remain near these levels for the next few months, but expect churn to resume its decline over longer term (stickier products / multi-location customers) Business Services Churn(1) Consumer Churn(2) Consumer churn of 2.1% in Q2 ’13, a new historic low We expect further improvement over time as mix of tenured customers increases Nearly 70% of Consumer subscribers have been with us for 5+ years

(1) Pro-Forma for acquisitions and excluding Systems revenue (2) Normalized for dispute settlements Revenue Trajectory Q2’13 benefitted from pricing actions. While quarterly results are lumpy, we are executing towards positive growth. Business Services Revenue % YoY Business Services Revenue % YoY Normalized for Run-Rate Activity(1)(2) As Reported(1) Total Company Revenue % YoY Total Company Revenue % YoY - 9.5% - 8.0% - 6.3% - 7.8% - 5.1% - 4.4% - 2.6% - 4.8% - 4.1% Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 - 9.5% - 8.0% - 6.3% - 5.8% - 5.1% - 5.0% - 5.7% - 5.3% - 4.1% Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 - 12.6% - 10.7% - 9.4% - 10.1% - 8.0% - 7.1% - 5.5% - 7.1% - 6.3% Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13

Q2 2013 Financial Highlights Q2 ‘13 Adjusted EBITDA(1) favorably impacted $1.8M for settlements resolved during the quarter, split between CoR and OpEx We generated $25M in Unlevered Free Cash Flow(1) in Q2 Net Income of $(11)M partially driven by costs related to redeeming Deltacom Notes (1) Excludes Systems, prior periods restated to exclude this business unit (2) Adjusted EBITDA, Unlevered Free Cash Flow and Adjusted Earnings Per Share are Non-GAAP measures. See appendix for additional information on non-GAAP measures. (3) Fully Diluted Weighted Average Shares $ Millions Q2 '12 Q1 '13 Q2 '13 Var to Q1 '13 Revenue (1) 334 $ 317 $ 313 $ (3) $ Adjusted EBITDA (1)(2) 67 61 59 (2) Capital Expenditures 24 42 34 8 Unlevered Free Cash Flow (1)(2) 43 19 25 6 Net Income/(Loss) (1) $ (236) $ (11) $ 225 $ Shares Outstanding (3) 106 103 103 Earnings Per Share (0.01) $ (2.30) $ (0.11) $ 2.19 $ Adjusted Earnings Per Share (2) (0.08) $

Revenue Components

$ in Millions		FY 2012	Q2 2012	Q1 2013	Q2 2013	Q2 '13 vs. Q2 '12	Outlook / Commentary	Outlook vs. Expectation Set at Beginning of '13
Growth	Retail	$132	$32	$37	$39	22%	• MPLS, Hosted VOIP and IT Services Products • $157M run rate growth business • Expect to grow revenue at 20% or greater	↔
	Wholesale	$152	$38	$39	$39	3%	• Q1'13 included $1M for favorable settlements. Quarterly results will continue to be "lumpy" • Expect to grow at the high end of 0-2% market range as we capitalize more on new unique routes	↑
	Total Business Growth	$284	$70	$76	$78	12%	• $313M run rate growth business	↑
Non Growth: CLEC & Legacy		$733	$184	$169	$165	-10%	• Q2 benefitted from the timing of pricing actions • Anticipate this business will decline in the low teens in 2H due to summer 2013 churn • Expect improvements over the longer term	↓
Total Business		**$1,017**	**$254**	**$245**	**$243**	**-4%**	• **Pre-acquisition, businesses were declining in double digits**	↔
Consumer		$318	$81	$72	$70	-13%	• Expect Consumer to decline ~13-14% for FY '13 and ~12-13% in '14	↑
Total Company		**$1,335**	**$334**	**$317**	**$313**	**-6%**	• **Improving. Decline was over 10% a year ago and 7% a quarter ago**	↔

8

EarthLink

Revenue component amounts sourced from billing data. Revenue outlook information does not represent guidance and is not subject to being updated
Excludes Systems revenue, prior periods restated to exclude this business unit

Balance Sheet Highlights Healthy balance sheet Replaced 10½% Sr. Secured Deltacom notes with 73/8% Sr. Secured notes We have access to $135M revolving credit facility that remains undrawn (1) Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures $ Millions Q2 '13 EarthLink Cash and Marketable Securities 142 $ 8 7/8% Senior Unsecured Notes due 2019 300 $ 7 3/8% Senior Secured Notes due 2020 300 $ $135M Revolving Credit Facility (undrawn) - $ Gross Debt 600 $ Net Debt 458 $ 2013 Adjusted EBITDA Guidance Midpoint (1) 220 $ Gross Debt/Adj. EBITDA 2.7x Net Debt/Adj. EBITDA 2.1x

Cash Flow We ended the quarter with $142M in cash and marketable securities We spent $52M for debt issuance costs, debt issuance proceeds and interest payments We have spent ~$38M of our one- time $45 million capital investment outlined in Q3 ’12 $(9)M in integration and severance costs spent during the quarter (1) Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures $ Millions Q2 '13 Beginning Cash & Marketable Securities 192 $ Adjusted EBITDA (1) 59 Capital Expenditures (34) Debt Issuance Proceeds, Net of Issuance Costs (17) Debt Interest Payments (35) Dividends (10) Integration/Exited Facilities (9) Working Capital, Tax, Insurance, Other (5) Ending Cash & Marketable Securities 142 $

Operating Results While results are lumpy quarter to quarter, Business revenue is flattening Normalizing for favorable settlements, our gross margin run-rate has been between 50% - 51% the last two quarters Consumer churn improved to new historical lows (1) (2) (3) Excludes Systems, prior periods restated to exclude this business unit Monthly average revenue churn excluding write-downs and write-ups for Total Business including Retail, Carrier , IT Services and Web Hosting Q2 ’12 Consumer churn restated from 2.3% to reflect adjustment to Cable subscribers $ Millions Q2 '12 Q1 '13 Q2 '13 Var to Q1 '13 Total Revenue (1) 334 $ 317 $ 313 $ (3) $ Business Revenue (1) 254 245 243 (1) Consumer Revenue 81 72 70 (2) Cost of Revenue (1) 166 153 153 (0) Total Gross Margin (1) 169 164 160 (3) Business Gross Margin (1) 115 117 114 (3) Consumer Gross Margin 54 47 47 (1) Selling, G&A Expenses (1) 104 $ 107 $ 105 $ 2 $ Business Services Churn (2) 1.6% 1.5% 1.8% -0.3% Consumer Churn (3) 2.4% 2.2% 2.1% 0.1%

2013 Guidance Range Original Guidance(1) February 19th Prior Guidance(1) May 2nd August 1st Guidance $ in Millions Low End High End Low End High End Low End High End Revenue $1,240 $1,255 $1,245 $1,258 $1,245 $1,250 Adjusted EBITDA(2) 210 225 214 227 214 225 Net Loss (45) (40) (282) (276) (288) (283) Capital Expenditures $140 $155 $140 $155 $140 $155 For (1) (2) comparability, prior guidance numbers adjusted to reflect $(10)M FY revenue impact of moving systems to discontinued operations Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures

Capital Allocation Strategy Replaced 10½% Sr. Secured Deltacom notes with 73/8% Sr. Secured notes Notes are due in 2019 and 2020 Continue to be open to evaluating organic & inorganic investments to improve growth profile. Remain disciplined and price sensitive Always considering options for parts of our business that are not strategic 16 Consecutive quarters We currently pay $.05/share quarterly dividend ~3.1% yield(1) Dividends Buybacks Debt Investments Capital Allocation Can be opportunistic when the trading window is open and within bond restricted payments limitations Repurchased 31.6M shares since 2007(1) As of June 30th 2013

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Appendix

Transport & Logistics Financial Services Retail Government Other Industries Healthcare EarthLink Customers

Non GAAP Information EarthLink Non-GAAP Measures Adjusted EBITDA is defined by EarthLink as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and intangible assets, restructuring, acquisition and integration-related costs and loss from discontinued operations, net of tax. Unlevered Free Cash Flow is defined by EarthLink as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and intangible assets, restructuring, acquisition and integration-related costs and loss from discontinued operations, net of tax, less cash used for purchases of property and equipment. Net Loss Before Goodwill Impairment is defined by EarthLink as net loss before impairment of goodwill and estimated tax impact of impairment of goodwill. Adjusted EBITDA, Unlevered Free Cash Flow and Net Loss Before Goodwill Impairment are non-GAAP measures and are not determined in accordance with U.S. generally accepted accounting principles. These non-GAAP financial measures are commonly used in the industry and are presented because management believes they provide relevant and useful information to investors. Management uses these non-GAAP financial measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs. Management believes that excluding the effects of certain non-cash and non-operating items enables investors to better understand and analyze the current period’s results and provides a better measure of comparability. There are limitations to using these non-GAAP financial measures. Adjusted EBITDA, Unlevered Free Cash Flow and Net Loss Before Goodwill Impairment are not indicative of cash provided or used by operating activities and may differ from comparable information provided by other companies. Adjusted EBITDA, Unlevered Free Cash Flow and Net Loss Before Goodwill Impairment should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with U.S. generally accepted accounting principles.

2013 Guidance Non GAAP Reconciliation Year Ending December 31, 2013 Net loss $(288) - $(283) Interest expense and other, net 61 Income tax benefit (44) - (40) Depreciation and amortization 182 - 184 Impairment of goodwill 256 Stock-based compensation expense 17 Restructuring, acquisition and integration-related costs 29 Loss from discontinued operations, net of tax 1 Adjusted EBITDA $214 - $225 EARTHLINK, INC. Reconciliation of Net Loss to Adjusted EBITDA (in millions)

Historical Non GAAP Reconciliations Three Months Three Months Three Months Ended Ended Ended June 30, March 31, June 30, 2012 2013 2013 Net loss (1,106) $ (236,415) $ (11,201) $ Interest expense and other, net 15,709 14,556 18,173 Income tax provision benefit (376) (32,118) (3,329) Depreciation and amortization 45,945 43,355 44,270 Impairment of goodwill - 255,599 - Stock-based compensation expense 2,868 3,969 4,010 Restructuring, acquisition and integration-related costs 3,836 11,262 7,278 Loss from discontinued operations, net of tax 499 1,105 292 Adjusted EBITDA 67,375 $ 61,313 $ 59,493 $ EARTHLINK, INC. Reconciliation of Net Loss to Adjusted EBITDA (in thousands)

Additional Non GAAP Reconciliations Three Months Three Months Three Months Ended Ended Ended June 30, March 31, June 30, 2012 2013 2013 Net cash provided by operating activities 22,251 $ 31,844 $ 11,696 $ Income tax provision benefit (376) (32,118) (3,329) Non-cash income taxes 1,854 32,247 3,356 Interest expense and other, net 15,709 14,556 18,173 Amortization of debt discount, premium and issuance costs 479 414 (462) Restructuring, acquisition and integration-related costs 3,836 11,262 7,278 Changes in operating assets and liabilities 22,913 2,764 23,420 Purchases of property and equipment (24,450) (42,454) (34,401) Other, net 709 344 (639) Unlevered Free Cash Flow 42,925 $ 18,859 $ 25,092 $ Net cash used in investing activities (24,151) (42,751) (15,471) Net cash used in financing activities (10,651) (566) (28,473) EARTHLINK, INC. Reconciliation of Net Cash Flows from Operating Activities to Unlevered Free Cash Flow (in thousands) EARTHLINK, INC. Reconciliation of Net Loss to Unlevered Free Cash Flow (in thousands) Three Months Three Months Three Months Ended Ended Ended June 30, March 31, June 30, 2012 2013 2013 Net loss $ (1,106) $ (236,415) $ (11,201) Interest expense and other, net 15,709 14,556 18,173 Income tax provision benefit (376) (32,118) (3,329) Depreciation and amortization 45,945 43,355 44,270 Impairment of goodwill - 255,599 - Stock-based compensation expense 2,868 3,969 4,010 Restructuring, acquisition and integration-related costs 3,836 11,262 7,278 Loss from discontinued operations, net of tax 499 1,105 292 Purchases of property and equipment (24,450) (42,454) (34,401) Unlevered Free Cash Flow $ 42,925 $ 18,859 $ 25,092

Additional Non GAAP Reconciliations Three Months Ended March 31, 2013 Net loss (236,415) $ Impairment of goodwill 255,599 Estimated tax impact * (27,828) Net Loss Before Goodwill Impairment (8,644) $ Dilued weighted average common shares outstanding 102,913 Adjusted Earnings Per Share (0.08) $ * Impairment of goodwill for purposes of this reconciliation has been reduced by an estimated tax impact. The tax impact does not necessarily reflect the actual amount that would have resulted had EarthLink not incurred the impairment during the period presented. EARTHLINK, INC. Reconciliation of Net Loss to Net Loss Before Goodwill Impairment (in thousands)

Cautionary Information Regarding Forward Looking Statements This presentation includes “forward-looking” statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described. Although we believe that the expectations expressed in these forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. Our actual results could be materially different from and worse than our expectations. With respect to such forward-looking statements, we seek the protections afforded by the Private Securities Litigation Reform Act of 1995. These risks include, without limitation (1) that we may not be able to execute our strategy to be an IT services company for small and medium-sized businesses with IT and network security needs, which could adversely affect our results of operations and cash flows; (2) that we may not be able to grow revenues from our evolving Business Services product portfolio to offset declining revenues from our legacy Business Services products and from our Consumer Services segment, which could adversely affect our results of operations and cash flows; (3) that we may not be able to develop the optimal sales model necessary to implement our business strategy; (4) that we may be unsuccessful integrating acquisitions into our business, which could result in operating difficulties, losses and other adverse consequences; (5) that if we are unable to adapt to changes in technology and customer demands, we may not remain competitive, and our revenues and operating results could suffer; (6) that our failure to achieve operating efficiencies will adversely affect our results of operations; (7) that as a result of our continuing review of our business, we may have to undertake further restructuring plans that would require additional charges, including incurring facility exit and restructuring charges; (8) that unfavorable general economic conditions could harm our business; (9) that we may be unable to successfully identify, manage and assimilate future acquisitions, which could adversely affect our results of operations; (10) that we face significant competition in the IT services and communications industry that could reduce our profitability; (11) that decisions by legislative or regulatory authorities, including the Federal Communications Commission relieving incumbent carriers of certain regulatory requirements, and possible further deregulation in the future, may restrict our ability to provide services and may increase the costs we incur to provide these services; (12) that if we are unable to interconnect with AT&T, Verizon and other incumbent carriers on acceptable terms, our ability to offer competitively priced local telephone services will be adversely affected; (13) that our operating performance will suffer if we are not offered competitive rates for the access services we need to provide our long distance services; (14) that we may experience reductions in switched access and reciprocal compensation revenue; (15) that failure to obtain and maintain necessary permits and rights-of-way could interfere with our network infrastructure and operations; (16) that we have substantial business relationships with several large telecommunications carriers, and some of our customer agreements may not continue due to financial difficulty, acquisitions, non-renewal or other factors, which could adversely affect our wholesale revenue and results of operations; (17) that we obtain a majority of our network equipment and software from a limited number of third-party suppliers; (18) that work stoppages experienced by other communications companies on whom we rely for service could adversely impact our ability to provision and service our customers; (19) that our commercial and alliance arrangements may not be renewed or may not generate expected benefits, which could adversely affect our results of operations; (20) that our consumer business is dependent on the availability of third-party network service providers; (21) that we face significant competition in the Internet access industry that could reduce our profitability; (22) that the continued decline of our consumer access subscribers, combined with the change in mix of our consumer access base from narrowband to broadband, will adversely affect our results of operations; (23) that potential regulation of Internet service providers could adversely affect our operations; (24) that if we, or other industry participants, are unable to successfully defend against disputes or legal actions, we could face substantial liabilities or suffer harm to our financial and operational prospects; (25) that we may be accused of infringing upon the intellectual property rights of third parties, which is costly to defend and could limit our ability to use certain technologies in the future; (26) that we may not be able to protect our intellectual property; (27) that we may be unable to hire and retain sufficient qualified personnel, and the loss of any of our key executive officers could adversely affect us; (28) that our business depends on effective business support systems and processes; (29) that privacy concerns relating to our business could damage our reputation and deter current and potential users from using our services; (30) that cyber security breaches could harm our business; (31) that interruption or failure of our network and information systems and other technologies could impair our ability to provide our services, which could damage our reputation and harm our operating results; (32) that government regulations could adversely affect our business or force us to change our business practices; (33) that regulatory audits have in the past, and could in the future, result in increased costs; (34) that our business may suffer if third parties are unable to provide services or terminate their relationships with us; (35) that we may be required to recognize impairment charges on our goodwill and intangible assets, which would adversely affect our results of operations and financial position; (36) that we may have exposure to greater than anticipated tax liabilities and the use of our net operating losses and certain other tax attributes could be limited in the future; (37) that our indebtedness could adversely affect our financial health and limit our ability to react to changes in our industry; (38) that we may require substantial capital to support business growth or refinance existing indebtedness, and this capital may not be available to us on acceptable terms, or at all; (39) that our debt agreements include restrictive covenants, and failure to comply with these covenants could trigger acceleration of payment of outstanding indebtedness or inability to borrow funds under our existing credit facility; (40) that we may reduce, or cease payment of, quarterly cash dividends; (41) that our stock price may be volatile; and (42) that provisions of our third restated certificate of incorporation, amended and restated bylaws and other elements of our capital structure could limit our share price and delay a change of control of the company. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2012.